UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

Target Retirement 2010 Fund	May 31, 2014

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities produced strong gains in the 12-month period ended May 31, 2014, lifted by improved labor markets, favorable corporate earnings, and supportive monetary policies from the Federal Reserve. Non-U.S. developed markets stocks also posted good gains, while emerging markets stocks were only modestly positive. Domestic investment-grade bonds produced modest returns over the last year amid rising intermediate- and long-term Treasury interest rates. High yield bonds outperformed investment-grade debt. Bonds in developed non-U.S. markets produced solid returns over the last year, with European debt faring best. Emerging markets bonds were mixed amid fears of reduced global liquidity and slowing growth in some countries. The Target Retirement Funds generated attractive gains against this backdrop.

MARKET ENVIRONMENT

The U.S. economy grew at a modest pace in 2013, supported by the Federal Reserve’s broadly accommodative monetary policy, improved housing and labor markets, tame inflation, and reduced fiscal headwinds. Growth contracted in the first quarter of 2014, however, due in part to harsh winter weather and cyclical inventory corrections. We expect growth to pick up again over the remainder of 2014, boosted by continued job gains, improved consumer spending, and a resumption of growth in the housing and manufacturing sectors. Outside the U.S., Europe benefited from reduced emphasis on austerity measures, progress on structural reforms in some countries, and data suggesting that an economic recovery was underway. The European Central Bank (ECB) cut interest rates and reiterated that it stands ready to provide more liquidity to support economic growth. In Japan, a series of fiscal and monetary reforms managed to jump-start the country’s stagnant economy in 2013. However, investors remained concerned about a lack of progress on more challenging structural reforms, including heavy reliance on energy imports, high debt-to-gross domestic product levels, and aging demographics. Conditions in emerging economies were mixed, with many implementing tighter monetary policies to defend their currencies and contain inflation.

Target Retirement Funds at Work

We would like to welcome our new shareholders and take this opportunity to discuss the funds' investment approach. The T. Rowe Price Target Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to help shareholders accumulate assets prior to retirement and support income over a moderate time horizon after retirement. Our Target Retirement Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Stocks
Bonds
45+
40
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
YEARS TO RETIREMENT
YEARS PAST RETIREMENT

The Target Glide Path

The Target Retirement Funds feature an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and continuing to adjust the investment mix 30 years into retirement. This strategy utilizes a stock allocation—typically around 42.5% at the expected retirement date—to address risks posed by inflation and longer life-spans, with the balance in a mix of bonds to reduce the risk of principal loss around and after the target retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks is fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept modest growth potential in exchange for reduced volatility and portfolio stability around the target date.

Asset Allocations

The strategic allocations reflected in the Target Retirement Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The "actual" allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear starting on page 21 of this report.

U.S. stocks generated strong gains in the 12 months ended May 31, 2014, supported by accommodative monetary policies, gradual economic improvements, and good corporate earnings. Large-cap stocks recorded the best results for the period, followed by mid- and small-cap shares. Growth stocks outpaced value stocks among large-caps but lagged in the small- and mid-cap arenas. Developed non-U.S. stock markets trailed large-cap U.S. shares slightly. The eurozone performed best as the region started on the road to economic recovery, and a stronger euro versus the U.S. dollar boosted returns in dollar terms. Japanese stocks rose more modestly. Aggressive fiscal and monetary stimulus have revived Japan’s economic output and improved the inflation outlook, but progress on necessary structural reforms was slow. Emerging markets stocks generated modest gains but trailed developed markets by a wide margin due to concerns that Fed tapering would reduce global liquidity and increase risk aversion.

U.S. bonds were positive over the 12-month reporting period. Among investment-grade debt, corporate bonds performed best due to solid corporate earnings growth and investors’ preference for securities offering a yield advantage. Treasuries lagged as intermediate- and long-term yields rose in anticipation of less accommodative monetary policies from the Fed as the economy gradually improves. High yield bonds significantly outperformed investment-grade debt, benefiting from good corporate fundamentals, investors’ appetite for attractive yields in a low-rate environment, and lower sensitivity to interest rate changes. Bonds in developed non-U.S. markets produced solid returns over the last year. European bonds fared best, as low eurozone inflation and hopes for greater monetary stimulus from the ECB allowed yields to fall and prices to rise. Emerging markets bonds were mixed over the last year amid fears of reduced global liquidity stemming from the Fed’s tapering of asset purchases and concerns about slowing growth in emerging countries.

PORTFOLIO REVIEW AND POSITIONING

As stated earlier, the Target Retirement Funds generated attractive gains in the period since their inception on August 20, 2013. All of the funds outpaced their Lipper peer group averages and their combined index portfolios.

Security selection in the funds’ underlying portfolios benefited results versus the combined index portfolios for the reporting period. Our U.S. large-cap value portfolios led the way among equities and outpaced their style-specific benchmarks by a good margin. Stock selection in the real assets portfolio also helped results. Our non-U.S. developed markets growth stocks were positive, but security selection in developed markets value stocks outside the U.S. weighed on results. Selection in our investment-grade bonds was solidly positive, while our emerging markets bonds underperformed their benchmark despite posting double-digit gains.

Tactical decisions to overweight or underweight asset classes against the benchmark helped results. An overweight to stocks versus bonds helped results as equities significantly outpaced fixed income assets. The present low-yield environment is less favorable for bond returns. However, we believe that recent gains have contributed to equity valuations that are at or above historical averages, and we reduced the size of our overweight. We expect accommodative central bank monetary policies to continue for some time, which should facilitate economic growth and temper downside investment risk. U.S. corporate earnings growth was in the low single digits in the first quarter of 2014 due to severe weather, but we expect earnings growth to pick up in the back half of the year as the economy resumes growth. Healthy balance sheets and cash flows offer flexibility to increase capital expenditures, enhance merger and acquisition (M&A) activity, and return capital to shareholders. An overweight to large-cap stocks versus small-caps also aided results as large-caps outperformed. However, an overweight to emerging markets equities relative to developed markets equities weighed on results because emerging markets lagged.

Diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks helped overall results, but underlying performance was mixed. Non-benchmark exposure to emerging markets bonds and high yield debt aided performance versus our combined index portfolios, but allocations to real assets equities detracted.

Stock Performance
The funds’ broader stock portfolios generated strong absolute gains since inception, and all outperformed their underlying equity benchmarks except the Target Retirement 2005 Fund, which was roughly on par. Our large-cap value stocks generated the largest absolute gains for the period and comfortably outperformed their style-specific benchmark. Returns for our mid-cap value and large-cap growth portfolios followed closely, with each performing in line with its style-specific benchmark. Domestic small-cap stocks and emerging markets equities trailed with lesser gains, which were nevertheless in double-digit territory.

Stock Positioning
In the U.S., we favor growth stocks over value stocks. A slow-growth economy often benefits growth stocks more than value stocks as growth companies tend to rely less on a strong economy to increase corporate earnings. However, gradual improvement in the U.S. recovery has tempered our view somewhat. Outside the U.S., we favor value stocks, which should benefit from favorable valuations and the potential for revenues and earnings to grow as economic recoveries unfold in Europe and Japan.

Valuations currently favor domestic large-cap stocks over small-caps. U.S. small-caps have cooled recently but are still richly priced after a prolonged period of outperformance in previous years. Non-U.S. small-caps are more reasonably valued and could benefit from increased domestic demand as growth returns to Europe, Japan, and other markets.

We are modestly overweight in non-U.S. equities versus domestic stocks. The U.S. economic recovery is further advanced than those in many non-U.S. economies and is largely priced into valuations. Data suggest Europe’s nascent recovery will continue, helped by less restrictive austerity measures, supportive monetary policy, and positive effects from the U.S. recovery. We continue to prefer emerging markets stocks over developed markets. Near-term risks include further economic slowing in key markets and the potential for higher interest rates and volatility resulting from Fed tapering. However, recent currency weakness presents opportunities for some export-oriented companies as developed market recoveries boost demand. Over the long term, we like the prospects for emerging markets versus developed markets given the potential for stronger economic growth and healthier fiscal positions in select countries.

We are underweight real assets stocks versus global equities as the prospects for subdued global economic growth may weigh on energy and materials prices. Greater global production capacity has increased energy supplies and weighed on prices, while commodities demand growth should remain subdued as China’s economy pivots from industrial production and exports toward domestic consumption. Although gradual economic improvement supports real estate fundamentals, current valuations appear rich. Although we do not expect inflation to increase significantly over the short term, we believe that exposure to real assets equities should enhance the funds’ diversification and position them to perform well under a variety of market conditions, particularly in periods of rising inflation.

Bond Performance
Overall returns for our fixed income portfolios were positive since the funds’ inception, and they outperformed the Barclays U.S. Aggregate Bond Index. Our allocation to emerging markets debt generated the largest absolute gains, although it lagged its style-specific benchmark. Our high yield allocation also recorded attractive gains and outperformed its underlying benchmark. Results for the funds’ portfolio of non-U.S. developed markets debt was solidly positive and performed roughly in line with its style-specific benchmark. Our U.S. investment-grade bonds were modestly positive and outpaced their style-specific benchmark.

Bond Positioning
We currently prefer high yield bonds relative to U.S. investment-grade debt. Although the covenant terms in recent high yield issuances have been less favorable, high yield debt remains attractive relative to other fixed income sectors in this low-yield environment, particularly in light of our expectations for gradual economic improvement. In addition, many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is also appealing given that interest rates are generally near historical lows and are likely to rise. We remain overweight to high yield but recently pared our position as persistent investor demand for yield contributed to better liquidity and favorable prices.

Emerging markets debt appears more attractive than U.S. investment grade, and we recently increased our positions. Attractive yields for emerging markets debt help to compensate for the risks arising from slowing economic growth and the potential for higher interest rates due to Fed tapering. We are selective, however, due to the considerable disparity in the strength of various emerging economies. Countries with significant current account deficits are most vulnerable, and lower commodity prices could pressure the fiscal accounts of commodity-exporting countries even further. We favor U.S. investment-grade debt over non-U.S. dollar-denominated debt. The U.S. dollar should continue to benefit from improving economic growth and the potential for higher interest rates as the Fed winds down its quantitative easing program, while efforts by the ECB to stimulate growth and fend off deflation could weaken the euro.

PERFORMANCE COMPARISON

In order to provide an effective relative performance comparison, we have created a combined index portfolio for each Target Retirement Fund (shown in the Performance Comparison tables) composed of multiple indexes representing the underlying asset classes in which the funds invest. The weights of the underlying indexes in the combined index portfolios are intended to match the combined weights of the underlying funds assigned to each asset class at a given point along the glide path. We believe that our combined index portfolios provide the most appropriate evaluation of the active management of our underlying components and tactical asset allocation decisions. The composition of each fund’s combined index portfolio at the end of the reporting period can be found in the glossary following this letter.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target date category and, where available, each fund’s S&P Target Date Index, providing a tool to measure the performance of our funds against those with similar objectives.

Please note that returns for each fund’s Advisor Class may differ slightly due to different fee structures.

OUTLOOK

We expect modest global economic growth over the remainder of 2014. Despite the onset of Federal Reserve tapering, central bank policies in the U.S. and other developed economies remain highly accommodative. Harsh weather and inventory corrections weighed on the U.S. economy in the first quarter, but modest growth should resume in the coming months amid diminished fiscal headwinds, improved labor and housing markets, and healthier consumer finances. While core inflation remains below the Fed’s 2% target, wage inflation has begun to trend higher as the labor market has improved. U.S. corporate earnings growth was in the low single digits in the first quarter of 2014, but we expect improvement in the back half of the year as the economy grows. Healthy balance sheets and cash flows offer flexibility to increase hiring and capital expenditures, enhance M&A activity, and return capital to shareholders through dividends and share buybacks. Against this backdrop, we expect market gains to moderate somewhat from the strong gains seen over the past 12 months.

Among non-U.S. developed markets, we expect Europe’s gradual recovery to continue. However, much of Europe remains hindered by large debt loads, high unemployment, and deflation worries. Corporate earnings in Europe are roughly in line with weak economic growth, but we could see a meaningful increase as the region’s economic recovery progresses. Japan’s fiscal and monetary policies have revived economic output and improved the inflation outlook, although sustainability will depend on the passage of structural reforms, increased real wages, and the ability to weather a hike in the national sales tax that took effect in April. Profit margins are starting from a low base and have ample room for expansion, and many Japanese businesses could see outsized gains from any future revenue growth.

Several emerging markets have struggled with slumping currencies, slowing economic growth, and periodic geopolitical tensions that have unnerved investors. Major structural reforms are necessary in some countries, but looming elections are likely to favor populist over pragmatist agendas, sacrificing necessary reforms to garner votes. In China, growth has slowed more than expected in a complicated transition from a focus on exports and infrastructure spending toward domestic consumption. Overall, however, emerging markets economic growth rates still outpace developed markets and have greater long-term growth potential.

Key risks to global markets include the effectiveness of global monetary policy actions to support growth and rising geopolitical tensions in Eastern Europe, Asia, and the Middle East. However, we believe that highly diversified portfolios and a careful focus on fundamental research can enhance our ability to identify investment opportunities on behalf of our shareholders.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and cochairman of the funds’ Investment
Advisory Committee

Wyatt A. Lee
Co-portfolio manager and cochairman of the funds’ Investment
Advisory Committee

June 18, 2014

RISKS OF INVESTING

The Target Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Target Retirement Funds. As of May 31, 2014, the Combined Index Portfolios were composed of the following indexes:

  Target Retirement 2005 Fund: 25.20% Russell 3000 Index, 44.00% Barclays U.S. Aggregate Bond Index, 20.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 10.80% MSCI All Country World Index ex USA.

  Target Retirement 2010 Fund: 26.95% Russell 3000 Index, 41.50% Barclays U.S. Aggregate Bond Index, 20.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 11.55% MSCI All Country World Index ex USA.

  Target Retirement 2015 Fund: 31.50% Russell 3000 Index, 36.00% Barclays U.S. Aggregate Bond Index, 19.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 13.50% MSCI All Country World Index ex USA.

  Target Retirement 2020 Fund: 36.75% Russell 3000 Index, 31.00% Barclays U.S. Aggregate Bond Index, 16.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 15.75% MSCI All Country World Index ex USA.

  Target Retirement 2025 Fund: 42.00% Russell 3000 Index, 29.50% Barclays U.S. Aggregate Bond Index, 10.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 18.00% MSCI All Country World Index ex USA.

  Target Retirement 2030 Fund: 46.90% Russell 3000 Index, 28.00% Barclays U.S. Aggregate Bond Index, 5.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 20.10% MSCI All Country World Index ex USA.

  Target Retirement 2035 Fund: 51.45% Russell 3000 Index, 26.50% Barclays U.S. Aggregate Bond Index, and 22.05% MSCI All Country World Index ex USA.

  Target Retirement 2040 Fund: 55.30% Russell 3000 Index, 21.00% Barclays U.S. Aggregate Bond Index, and 23.70% MSCI All Country World Index ex USA.

  Target Retirement 2045 Fund: 58.80% Russell 3000 Index, 16.00% Barclays U.S. Aggregate Bond Index, and 25.20% MSCI All Country World Index ex USA.

  Target Retirement 2050 Fund: 61.25% Russell 3000 Index, 12.50% Barclays U.S. Aggregate Bond Index, and 26.25% MSCI All Country World Index ex USA.

  Target Retirement 2055 Fund: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper, Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Target Retirement Funds’ glide paths are referred to as “neutral” allocations. As of May 31, 2014, the neutral allocations for each fund were as follows:

  Target Retirement 2005 Fund: 36.0% stocks and 64.0% bonds.

  Target Retirement 2010 Fund: 38.0% stocks and 62.0% bonds.

  Target Retirement 2015 Fund: 44.5% stocks and 55.5% bonds.

  Target Retirement 2020 Fund: 52.0% stocks and 48.0% bonds.

  Target Retirement 2025 Fund: 59.5% stocks and 40.5% bonds.

  Target Retirement 2030 Fund: 66.5% stocks and 33.5% bonds.

  Target Retirement 2035 Fund: 73.5% stocks and 26.5% bonds.

  Target Retirement 2040 Fund: 78.5% stocks and 21.5% bonds.

  Target Retirement 2045 Fund: 83.5% stocks and 16.5% bonds.

  Target Retirement 2050 Fund: 87.5% stocks and 12.5% bonds.

  Target Retirement 2055 Fund: 90.0% stocks and 10.0% bonds.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Quarter-End Returns

Period Ended 3/31/14	Since Inception 8/20/13
Target Retirement 2005 Fund	6.77%
Target Retirement 2005 Fund–Advisor Class	6.66
Target Retirement 2010 Fund	7.27
Target Retirement 2010 Fund–Advisor Class	7.06
Target Retirement 2015 Fund	7.92
Target Retirement 2015 Fund–Advisor Class	7.81
Target Retirement 2020 Fund	8.97
Target Retirement 2020 Fund–Advisor Class	8.77
Target Retirement 2025 Fund	10.02
Target Retirement 2025 Fund–Advisor Class	9.92
Target Retirement 2030 Fund	11.13
Target Retirement 2030 Fund–Advisor Class	10.92
Target Retirement 2035 Fund	11.98
Target Retirement 2035 Fund–Advisor Class	11.98
Target Retirement 2040 Fund	12.58
Target Retirement 2040 Fund–Advisor Class	12.48
Target Retirement 2045 Fund	13.14
Target Retirement 2045 Fund–Advisor Class	13.03
Target Retirement 2050 Fund	13.64
Target Retirement 2050 Fund–Advisor Class	13.43
Target Retirement 2055 Fund	13.74
Target Retirement 2055 Fund–Advisor Class	13.63

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor and R Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended May 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/14
T. Rowe Price Emerging Markets Bond Fund	$ 625	$ 45	$ 12	$ 605
T. Rowe Price Emerging Markets Stock Fund	309	30	1	296
T. Rowe Price Equity Index 500 Fund	3,212	321	15	3,099
T. Rowe Price Growth Stock Fund	90	90	—	—
T. Rowe Price High Yield Fund	777	72	17	719
T. Rowe Price Inflation Focused Bond Fund	3,206	259	—	2,977
T. Rowe Price International Bond Fund	541	56	3	495
T. Rowe Price International Growth & Income Fund	501	46	4	484
T. Rowe Price International Stock Fund	434	47	2	413
T. Rowe Price Mid-Cap Growth Fund	213	28	—	189
T. Rowe Price Mid-Cap Value Fund	217	21	1	208
T. Rowe Price New Horizons Fund	87	15	—	70
T. Rowe Price New Income Fund	4,416	353	42	4,130
T. Rowe Price Overseas Stock Fund	456	39	3	440
T. Rowe Price Real Assets Fund	235	24	1	225
T. Rowe Price Small-Cap Stock Fund	96	7	—	89
T. Rowe Price Small-Cap Value Fund	93	7	—	88
T. Rowe Price Summit Cash Reserves Fund, 0.01%	80	19	—	61
T. Rowe Price Value Fund	28	28	—	—
Totals			$ 101	$ 14,588

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 14,108
Income distributions from underlying Price funds	$ 101
Realized gain (loss) on sales of underlying Price funds	$ 1
Capital gain distributions from underlying Price funds	$ 29

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target Retirement 2010 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. It commenced operations on August 20, 2013. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over the time leading up to and after the retirement date. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has two classes of shares: the Target Retirement 2010 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2010 Fund (Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2014, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the period ended May 31, 2014, aggregated $15,616,000 and $1,508,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

Distributions during the period ended May 31, 2014 totaled $40,000 and were characterized as ordinary income for tax purposes. At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2014, the fund held less than 25% of the outstanding shares of any underlying Price fund.

As of May 31, 2014, T. Rowe Price Group, Inc. and its wholly owned subsidiaries owned 25,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 4% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Target Retirement 2010 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Target Retirement 2010 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the underlying funds at May 31, 2014 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,000 from short-term capital gains.

For taxable non-corporate shareholders, $28,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $17,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $11,000 and foreign taxes paid of $1,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as a Special Servicing Agreement among the fund, the Advisor, and each of the underlying funds in which it invests (Special Servicing Agreement). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Special Servicing Agreement. The Special Servicing Agreement allows the T. Rowe Price Retirement Funds (Retirement Funds) to pass through their operating expenses to the underlying funds in which they invest if the benefit to the underlying funds equals or exceeds the costs of absorbing these expenses and provides that the Advisor will be responsible for bearing any expenses that would result from an underlying fund’s share of the aggregate expenses of the Retirement Funds exceeding the estimated savings to the underlying fund from the operation of the Retirement Funds. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Special Servicing Agreement, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and since-inception returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the fund’s limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to the Special Servicing Agreement. In connection with its review of the Special Servicing Agreement, the Board reviewed various cost/benefit analyses to demonstrate the benefits to the underlying funds versus the costs they incur, which illustrate that the primary benefit provided by the Retirement Funds to the underlying funds is the reduction in expenses associated with the consolidation of shareholder accounts that would otherwise be invested directly in the underlying funds.

The Advisor receives management fees from other T. Rowe Price funds in which the fund invests, but it does not receive any management fees directly from the fund. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates.

Approval of the Advisory Contract and Special Servicing Agreement
As noted, the Board approved the continuation of the Advisory Contract as well as the Special Servicing Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and that there is a reasonable basis to conclude that the benefits to the underlying funds exceed the costs they incur and that it was in the best interests of the fund and its underlying funds to approve the continuation of the Special Servicing Agreement. The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[159]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2002	present); Director and Member of the Advisory Board, Deutsche
[159]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002
[159]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[159]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011)
[159]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[159]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)
2013
[159]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC, a
2012	nonprofit education and social policy research organization (2011 to
[159]	present); Member, National Academy of Education (2010 to present);
Research Associate, National Bureau of Economic Research’s Labor
Studies Program (2011 to present); Member, President’s Council of
Economic Advisors (2009 to 2011); Chair of Committee on the Status
of Minority Groups in the Economic Profession, American Economic
Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2002	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[159]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[159]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[159]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Target Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President–International Equity,
Vice President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	Director and President–International Fixed
Vice President	Income, T. Rowe Price International; Vice
President, T. Rowe Price and T. Rowe Price
Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014